OPTIMUM FUND TRUST
Optimum Small-Mid Cap Growth Fund (the “Fund”)
Supplement to the Fund’s Prospectus dated July 29, 2020
Effective immediately, the following replaces the chart in the section entitled “Fund summaries — Optimum Small-Mid Cap Growth Fund — Who manages the Fund? — Sub-advisors — Peregrine Capital Management, LLC”:

Peregrine Capital Management, LLC

Portfolio managers	Title with Peregrine	Start date on the Fund
William A. Grierson, CFA	Principal, Portfolio Manager	April 2016
Daniel J. Hagen, CFA	Principal, Portfolio Manager	April 2016
Paul E. von Kuster, CFA	Principal, Portfolio Manager	April 2016
Samuel D. Smith, CFA	Principal, Portfolio Manager	January 2021
Ryan H. Smith, CFA	Principal, Portfolio Manager	January 2021

Effective immediately, the following replaces the fourth paragraph in the section entitled “Who manages the Funds — Sub-advisors and portfolio managers — Optimum Small-Mid Cap Growth Fund”:

A team of portfolio managers is primarily responsible for the day-to-day management of Peregrine's share of the Fund's assets. Peregrine’s portfolio management team of William A. Grierson, CFA; Daniel J. Hagen, CFA; Paul E. von Kuster, CFA; Samuel D. Smith, CFA, and Ryan H. Smith, CFA, are jointly and primarily responsible for day-to-day management of Peregrine’s accounts. Mr. Grierson, CFA, is a Portfolio Manager for the Small Cap Growth style and shares the responsibility for fundamental research, stock selection and portfolio management with his team. Mr. Grierson joined Peregrine’s Small Cap Growth team in 2000 as a Securities Analyst. Prior to Peregrine, he was a Senior Research Analyst & Portfolio Manager with Kopp Investment Advisors for more than six years. Previously, he worked as a Reporting Analyst for Northern Trust. He graduated from Lawrence University in 1992. Mr. Grierson is a member of the CFA Society of Minnesota and the CFA Institute. Mr. Hagen is a Portfolio Manager for the Small Cap Growth style and shares the responsibility for fundamental research, stock selection and portfolio management with his team. Mr. Hagen joined Peregrine’s Small Cap Growth team in 1996 as a Research Analyst. Prior to Peregrine, he was a Managing Director and Assistant Manager for the Equity Strategy Group at Piper Jaffray. Mr. Hagen joined Piper Jaffray as a Statistical Analyst in 1983, upon graduating from the University of Minnesota. Mr. Hagen is a member of the CFA Society of Minnesota and the CFA Institute and a past board member of the Piper Jaffray Foundation. He regularly shares his financial expertise with a number of nonprofit organizations. Mr. von Kuster is a Portfolio Manager for the Small Cap Growth style and shares the responsibility for fundamental research, stock selection and portfolio management with his team. He has been with the firm since its inception in 1984. Prior to Peregrine, Mr. von Kuster managed small cap funds for the Trust Department at Norwest Bank

Minnesota, N.A. (now Wells Fargo Bank Minnesota, N.A.). He began his career with Norwest Bank Minnesota, N.A. in 1972 after graduating from Princeton. Mr. von Kuster is a member of the CFA Society of Minnesota and the CFA Institute. Mr. S. Smith is a Portfolio Manager for the Small Cap Growth style and shares the responsibility for fundamental research, stock selection and portfolio management with his team.  Mr. S. Smith joined Peregrine in 2006 as a Portfolio Assistant and has also served as an Analyst and Associate Portfolio Manager.  Mr. R. Smith is a Portfolio Manager for the Small Cap Growth style and shares the responsibility for fundamental research, stock selection and portfolio management with his team.  Mr. R. Smith joined Peregrine in 2018 as an Associate Portfolio Manager.  Prior to joining Peregrine, Mr. R. Smith was a Portfolio Manager and an Analyst on the Small, SMID and Mid Cap Growth strategies at RBC Global Asset Management (U.S.) for more than 10 years. Mr. W. Grierson, Mr. D. Hagen, and Mr. P. von Kuster have all held their Fund responsibilities since April 2016.  Mr. S. Smith and Mr. R. Smith have held their Fund responsibilities since January 2021.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated January 25, 2021.